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                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     The four funds named above are series of professionally managed, open-end management investment companies each organized as a Massachusetts business trust (each a 'Trust'). These Funds are designed for investors generally seeking high current income exempt from federal income tax and, in some cases, certain state and local personal income taxes. PaineWebber California Tax-Free Income Fund and PaineWebber National Tax-Free Income Fund are series of PaineWebber Mutual Fund Trust. California Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of California, its municipalities and public authorities. National Tax-Free Income Fund invests primarily in investment grade bonds issued by various states, municipalities and public authorities. PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund are series of PaineWebber Municipal Series. Municipal High Income Fund invests primarily in medium grade and high yield, high risk lower grade bonds issued by various states, municipalities and public authorities. New York Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of New York, its municipalities and public authorities.

     The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor, Mitchell Hutchins has appointed PaineWebber as the exclusive dealer for the sale of Fund shares.

     This Statement of Additional Information ('SAI') is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated July 1, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated July 1, 1998.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

     YIELD FACTORS AND RATINGS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Each Fund may invest in municipal securities with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to municipal securities by Moody's and S&P is included in the Appendix to the Funds' Prospectus. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in




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credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and, when available, from the federal alternative minimum tax ('AMT')) and (where applicable) California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor Mitchell Hutchins review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

     Medium and lower grade municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and also may limit its ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in thinly traded markets.

     TYPES OF MUNICIPAL SECURITIES. Each Fund may invest in a variety of municipal securities, as described below:

     Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations.

     Municipal Lease Obligations. The term 'municipal bonds' also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. No Fund intends to invest more than 5% of its total assets in uninsured 'non-appropriation' municipal lease obligations (defined below). There is no percentage limitation on the Funds' ability to invest in other municipal lease obligations.

     Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may

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be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

     Industrial Development Bonds ('IDBs') and Private Activity Bonds
('PABs'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term 'municipal bonds' if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. See 'Dividends & Taxes' in the Prospectus. Each Fund is authorized to invest more than 25% of its net assets in IDBs and PABs.

     Floating Rate and Variable Rate Obligations. Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a Fund and adversely affect its share price.

     A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under 'Participation Interests,' to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

     Participation Interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation

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interest plus accrued interest. Generally, each Fund intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the 'tender option'). The tender option may be excercisable at intervals ranging from bi-weekly to semiannually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     Put Bonds. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If the put is a 'one time only' put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by a Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     Inverse Floaters. Each Fund may invest in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or 'inverse floater,' which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, no Fund will invest more than 10% of its total assets in inverse floaters.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

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     Mortgage Subsidy Bonds.  The Funds also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal securities identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Funds may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions -- Segregated Accounts.' The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.

     STAND-BY COMMITMENTS. Each Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. Although the Funds do not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, each Fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     A Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by a Fund, although the Fund could sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

     REPURCHASE AGREEMENTS. The Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. Each Fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

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     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the appropriate Trust's board of trustees (sometimes referred to as a 'board'). Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the appropriate board.

     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each Fund's portfolio and reports periodically on liquidity decisions to each board.

     In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ('OTC') options written by a Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     LENDING OF PORTFOLIO SECURITIES. The Funds do not intend to lend their portfolio securities, except under unusual circumstances, because securities loans generate taxable income. As indicated in the Prospectus, however, each Fund is authorized to lend up to 331/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     Pursuant to procedures adopted by the appropriate board governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. Each board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to

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PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Other Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts.

     DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept 'term to maturity.' Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

     For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. In this and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The financial condition of the State of California, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from the State of California, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further

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reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 33 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but more recently net in-migration from elsewhere in the United States has resumed.

     Total personal income in the State, at an estimated $867 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s, due in significant part to reductions in the federal military budget and base closures. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in Spring, 1998. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in export-related industries, services, electronics, entertainment and tourism and construction. The Asian economic difficulties starting in mid-1997 are expected to have a moderate dampening effect on the State's economy. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as 'Proposition 13.' Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any 'special tax.' Court decisions, however, allowed a non-voter approved levy of 'general taxes' which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the 'Right to Vote on Taxes Act.' Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for

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specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain 'assessments' for municipal services and programs. Article XIIID also contains several new provisions affecting 'fees' and 'charges', defined for purposes of Article XIIID to mean 'any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.' All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as 'property related' for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual 'appropriations limit' imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitation' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but 'proceeds of taxes' exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     'Excess' revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to

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taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.3 billion under the limit for fiscal year 1997-98.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 1998, the State had outstanding approximately $18.4 billion of long-term general obligation bonds, plus $1.3 billion of general obligation commercial paper which is planned to be refunded by long-term bonds in the future ($600 million was so converted on April 30, 1998), and $6.5 billion of lease-purchase debt supported by the State General Fund. The State also had about $8.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1996-97, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1965-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the 'SFEU'), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Starting in mid-1990, the State has faced adverse economic, fiscal, and budget conditions. The 1990-1994 economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs.

     Recent Budgets. As a result of the recession and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95, including the following (although not all of these actions were taken in each year):

           significant cuts in health and welfare program expenditures;

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           transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

           transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

           reduction in growth of support for higher education programs, coupled with increases in student fees;

           revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

           increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

           various one-time adjustment and accounting changes (some of which have been successfully challenged in court).

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts 'borrowed' from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late Spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.

     The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

     Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially 'used up' the expected additional revenues for the fiscal year. The Budget Act as signed provided for about $52.8 billion of General Fund expenditures, and assumed about $52.5 billion of revenues.

     The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Total General Fund support was targeted to reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding was budgeted to be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels

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consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called 'CalWORKs,' became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits were placed on receipt of welfare aid. Grant levels for 1997-98 remained at the reduced, prior years' levels.

     The Department of Finance released updated budget estimates in May, 1998, which showed that revenues for the 1997-98 Fiscal Year would be $54.6 billion, almost $2 billion higher than initial budget estimates, as a result of the strong economy. Expenditures were expected to increase to about $53.0 billion, resulting in a significant balance in the SFEU at June 30, 1998.

Proposed 1998-99 Fiscal Year Budget

     The Governor released his proposed FY 1998-99 Budget on January 9, 1998, and updated his revenue projections and budgetary proposals on May 13, 1998 (the 'May Revision'). The May Revision projected General Fund revenues and transfers of $57.8 billion. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. These revenue estimates were $2.5 billion higher than the Governor had projected with the January Budget proposal. The Governor proposed expenditures of $58.3 billion. The Governor proposed significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. No agreement was reached with the Legislature to place any bond measures on the June, 1998 ballot, but negotiations will continue for bonds at the November, 1998 election.

     With the significantly increased revenue projection for both 1997-98 and 1998-99, the Governor proposed in the May Revision that the State reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the State's burgeoning General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the Legislature as part of the annual budget process.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from 'AAA' levels which had existed prior to the recession. In 1996 and 1997, the ratings of California's general obligation bonds were raised by the three major rating agencies, which as of June 1998 assigned ratings of 'A+' from Standard & Poor's, 'A1' from Moody's and 'AA-' from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

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Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 'bailout' aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. While the Governor initially proposed to grant new aid to local governments from the State's improved fiscal condition in 1997-98, the decision to repay the State pension fund eliminated these monies.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the 'Welfare-to-Work' programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide 'general assistance' for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many

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cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered 'indebtedness' requiring voter approval. Such leases, however, are subject to 'abatement' in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect 'tax allocation' bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing

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billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The financial condition of the State of New York ('New York State' or the 'State'), its public authorities and public benefit corporations (the 'Authorities') and its local governments, particularly the City of New York (the 'City'), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this Annual Information Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     ECONOMIC FACTORS. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and, indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly, in fiscal year 1997. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy

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of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.

     Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Currently the State economy continues to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Personal income increased substantially in 1992 and 1993. The State's economy entered into the fourth year of a slow recovery in 1996. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth.

     The State has released information regarding the national and state economic activity in its Annual Information Statement of the State of New York dated June 26,1998 ('Annual Information Statement'). At the State level, the Annual Information Statement projects continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1 percent. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

     Personal income tax collections for 1998-99 are projected to reach $21.24 billion, or $3.5 billion above the reported 1997-98 collection total. Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in he prior fiscal year. Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. Other tax receipts are projected to total $1.02 billion-$75 million below last year's amount. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98.

     General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service. Grants to local governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants. The 1998-99 budget provides $9.65 billion in support of public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for all other educational programs, which includes the State and City university systems, the Tuition Assistance Program, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels. Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year.

     The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.42 billion. This fund balance is composed of a reserve of $761 million available for future needs, a $400 million balance in the TSRF, a $158 million in the CPF, and a balance of $100 million in the CRF, after a projected deposit of $32 million in 1998-99.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State's projections of receipts and disbursements.

     THE STATE. Owing to the factors mentioned above and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.

     Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds. However, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

     An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

     REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $37.56 billion, an increase of $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

     The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the 'real' growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year.

     The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

     User taxes and fees comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Government Assistance Corporation ('LGAC') debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

     Receipts from user taxes and fees receipts are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

     Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and he scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

     Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion-$75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.

     STATE DEBT. General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increase for State employees, as well as increased transfers for debt service.

     NONRECURRING SOURCES. The Division of the Budget estimates that the 1998-99 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims.

     OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of person income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

     LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor- Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY1994-95 using a four year phase in. Employer contributions, including the State's, are expected to increase over the next five to ten years. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to remain at its current level of approximately 191,000 persons in 1998-99 year. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receipt benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.

     MEDICAID. New York pariticpates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substanial portion of elgible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. General Fund payments for Medicaid are projected to be $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million or 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

     THE STATE AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.

     The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.

     Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.

     METROPOLITAN TRANSPORTATION AUTHORITY

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and Fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

     THE CITY

     The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation For The City of New York ('MAC') to provide financing assistance for the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A 'control period' existed from 1975 to 1986, during which the City was subject to certain statutorily conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or 'substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ('GAAP'). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in. City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act' or the 'Act'), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2002 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2002 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1997-98 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1997-98 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1997-98. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal year.

     The 1999-2002 Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

     On April 24, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the 'Executive Budget'). The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

     Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay i the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v)an increase in the Board of Education (the 'BOE') spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap closing actions for the 1998 through 2002 fiscal years, which include: (i) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.

     The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for residential holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

     Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 66.9% of total revenues in the 1998 fiscal year while Federal aid, including categorical grants, will provide 13.2%, and State aid, including unrestricted aid and categorical grants, will provide 19.7%.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the city to issue short term notes in amounts exceeding those expected early in such fiscal years.

     The City makes substantial capital expenditures to reconstruct and rehabilitate the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations.

     The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.

     This City's projection of its capital financing need pursuant to the Mayor's Declaration of Need and Proposed Transitional Capital Plan of June 30, 1997 indicates additional projected debt and contract liabilities of approximately $3 billion for fiscal year 1998. To provide for the City's capital program, State legislation was enacted which created the Finance Authority, the debt of which is not subject to the general debt limit. Without the Finance Authority or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected Finance Authority borrowing and including the Finance Authority's projected borrowing as part of the total debt incurring power set forth in the following table, the City's total debt incurring power has been increased. Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000.

     OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

     Each Fund will not:

          (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act') and then not in excess of 331/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (7) In addition, each Fund has a fundamental limitation requiring it to invest, except for temporary defensive purposes or under unusual market conditions, at least 80% of its net assets:

              (a) in the case of California Tax-Free Income Fund, in debt obligations issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax and is not an item of tax preference for purposes of the AMT ('AMT exempt interest');

              (b) in the case of National Tax-Free Income Fund, in debt
                  obligations issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ('municipal obligations') and is AMT exempt interest;

              (c) in the case of Municipal High Income Fund, in municipal obligations; and

              (d) in the case of New York Tax-Free Income Fund, in debt
                  obligations issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes and is AMT exempt interest.

     In addition, California Tax-Free Income Fund and National Tax-Free Income Fund each will not:

          (8) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

              The following interpretation applies to, but is not a part of, fundamental limitation (8): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval.

     Each Fund will not:

          (1) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

          (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

           HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge a

Fund's portfolio and to enhance income or realize gains. A Fund may enter into transactions using one or more types of Derivative Instruments, under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of those instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Funds are described below:

     OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON INDICES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indices of debt securities do not exist.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS -- A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     MUNICIPAL DEBT AND INTEREST RATE FUTURES CONTRACTS -- A municipal debt or interest rate futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a Fund's ability to use Derivative Instruments will be limited by tax considerations. See 'Taxes.'

     In addition to the products and strategies described below, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a

Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions -- Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on municipal debt securities are not currently available. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     In the event that options on indices of municipal and non-municipal debt securities become available, a Fund may purchase and write put and call options on such indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

     GUIDELINES FOR OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

          1. A Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.

          2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written will not exceed 50% of its net assets.

          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The Funds may purchase and sell municipal bond index futures contracts, municipal debt futures contracts and interest rate futures contracts. The Funds also may purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, and writing covered put options on futures contracts may serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. A Fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

          1. To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by any Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Margo N. Alexander**; 51           Trustee and     Mrs. Alexander is president, chief executive officer
                                    President        and a director of Mitchell Hutchins (since January
                                                     1995) and an executive vice president and director
                                                     of PaineWebber (since March 1984). Mrs. Alexander
                                                     is president and a director or trustee of 31
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

Richard Q. Armstrong; 63             Trustee       Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                Enterprises (management consulting firm) (since
Greenwich, CT 06830                                  April 1991 and principal occupation since March
                                                     1995). Mr. Armstrong was chairman of the board,
                                                     chief executive officer and co-owner of Adirondack
                                                     Beverages (producer and distributor of soft drinks
                                                     and sparkling/still waters) (October 1993-March
                                                     1995). He was a partner of The New England
                                                     Consulting Group (management consulting firm)
                                                     (December 1992-September 1993). He was managing
                                                     director of LVMH U.S. Corporation (U.S. subsidiary
                                                     of the French luxury goods conglomerate, Louis
                                                     Vuitton Moet Hennessey Corporation) (1987-1991)
                                                     and chairman of its wine and spirits subsidiary,
                                                     Schieffelin & Somerset Company (1987-1991). Mr.
                                                     Armstrong is a director or trustee of 30
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
E. Garrett Bewkes, Jr.**; 71       Trustee and     Mr. Bewkes is a director of Paine Webber Group Inc.
                                 Chairman of the     ('PW Group') (holding company of PaineWebber and
                                     Board of        Mitchell Hutchins). Prior to December 1995, he was
                                     Trustees        a consultant to PW Group. Prior to 1988, he was
                                                     chairman of the board, president and chief
                                                     executive officer of American Bakeries Company.
                                                     Mr. Bewkes is a director of Interstate Bakeries
                                                     Corporation and NaPro BioTherapeutics, Inc. Mr.
                                                     Bewkes is a director or trustee of 31 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Richard R. Burt; 51                  Trustee       Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Avenue, N.W.                       (international investments and consulting firm)
Washington, D.C. 20004                               (since March 1994) and a partner of McKinsey &
                                                     Company (management consulting firm) (since 1991).
                                                     He is also a director of Archer-Daniels-Midland
                                                     Co. (agricultural commodities), Hollinger
                                                     International Co. (publishing), Homestake Mining
                                                     Corp., Powerhouse Technologies Inc. and Wierton
                                                     Steel Corp. He was the chief negotiator in the
                                                     Strategic Arms Reduction Talks with the former
                                                     Soviet Union (1989-1991) and the U.S. Ambassador
                                                     to the Federal Republic of Germany (1985-1989).
                                                     Mr. Burt is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Mary C. Farrell**; 48                Trustee       Ms. Farrell is a managing director, senior
                                                     investment strategist and member of the Investment
                                                     Policy Committee of PaineWebber. Ms. Farrell
                                                     joined PaineWebber in 1982. She is a member of the
                                                     Financial Women's Association and Women's Economic
                                                     Roundtable, and appears as a regular panelist on
                                                     Wall $treet Week with Louis Rukeyser. She also
                                                     serves on the Board of Overseers of New York
                                                     University's Stern School of Business. Ms. Farrell
                                                     is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Meyer Feldberg; 56                   Trustee       Mr. Feldberg is Dean and Professor of Management of
Columbia University                                  the Graduate School of Business, Columbia
101 Uris Hall                                        University. Prior to 1989, he was president of the
New York, New York 10027                             Illinois Institute of Technology. Dean Feldberg is
                                                     also a director of Primedia Inc., Federated
                                                     Department Stores, Inc. and Revlon, Inc. Dean
                                                     Feldberg is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

George W. Gowen; 68                  Trustee       Mr. Gowen is a partner in the law firm of
666 Third Avenue                                     Dunnington, Bartholow & Miller. Prior to May 1994,
New York, New York 10017                             he was a partner in the law firm of Fryer, Ross &
                                                     Gowen. Mr. Gowen is a director of Columbia Real
                                                     Estate Investments, Inc. Mr. Gowen is a director
                                                     or trustee of 30 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Frederic V. Malek; 61                Trustee       Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue N.W.                        (merchant bank). From January 1992 to November
Suite 350                                            1992, he was campaign manager of Bush-Quayle '92.
Washington, D.C. 20004                               From 1990 to 1992, he was vice chairman and, from
                                                     1989 to 1990, he was president of Northwest
                                                     Airlines Inc., NWA Inc. (holding company of
                                                     Northwest Airlines Inc.) and Wings Holdings Inc.
                                                     (holding company of NWA Inc.). Prior to 1989, he
                                                     was employed by the Marriott Corporation (hotels,
                                                     restaurants, airline catering and contract
                                                     feeding), where he most recently was an executive
                                                     vice president and president of Marriott Hotels
                                                     and Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc. (management
                                                     consulting and computer related services),
                                                     Automatic Data Processing, Inc., CB Commercial
                                                     Group, Inc. (real estate services), Choice Hotels
                                                     International (hotel and hotel franchising), FPL
                                                     Group, Inc. (electric services), Integra, Inc.
                                                     (bio-medical), Manor Care, Inc. (health care) and
                                                     Northwest Airlines Inc. Mr. Malek is a director or
                                                     trustee of 30 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Carl W. Schafer; 62                  Trustee       Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street #1100                          (charitable foundation supporting mainly
Princeton, New Jersey 08542                          oceanographic exploration and research). He is a
                                                     director of Base Ten Systems, Inc., Roadway
                                                     Express, Inc. (trucking), The Guardian Group of
                                                     Mutual Funds, the Harding, Loevner Funds, Evans
                                                     Systems, Inc. (motor fuels, convenience store and
                                                     diversified company), Electronic Clearing House,
                                                     Inc. (financial transactions processing), Frontier
                                                     Oil Corporation and Nutraceutix, Inc.
                                                     (biotechnology company). Prior to January 1993, he
                                                     was chairman of the Investment Advisory Committee
                                                     of the Howard Hughes Medical Institute. Mr.
                                                     Schafer is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Cynthia N. Bow; 39                Vice President   Ms. Bow is a vice president and a portfolio manager
                                 (PW Mutual Fund     of Mitchell Hutchins. Ms. Bow has been with
                                   Trust only)       Mitchell Hutchins since 1982. Ms. Bow is a vice
                                                     president of three investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Elbridge T. Gerry III; 41         Vice President   Mr. Gerry is a senior vice president and a portfolio
                                                     manager of Mitchell Hutchins. Prior to January
                                                     1996, he was with J.P. Morgan Private Banking
                                                     where he was responsible for managing municipal
                                                     assets, including several municipal bond funds.
                                                     Mr. Gerry is a vice president of five investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

John J. Lee; 29                   Vice President   Mr. Lee is a vice president and a manager of the
                                  and Assistant      mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Prior to September 1997, he was an audit
                                                     manager in the financial services practice of
                                                     Ernst & Young LLP. Mr. Lee is a vice president and
                                                     assistant treasurer of 30 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Dennis McCauley; 51               Vice President   Mr. McCauley is a managing director and chief
                                                     investment officer -- fixed income of Mitchell
                                                     Hutchins. Prior to December 1994, he was director
                                                     of fixed income investments of IBM Corporation.
                                                     Mr. McCauley is a vice president of 20 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Ann E. Moran; 40                  Vice President   Ms. Moran is a vice president and a manager of the
                                  and Assistant      mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Ms. Moran is a vice president and
                                                     assistant treasurer of 31 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Richard S. Murphy; 43             Vice President   Mr. Murphy is a senior vice president and a
                                 (PW Mutual Fund     portfolio manager of Mitchell Hutchins. Prior to
                                   Trust only)       March 1994 Mr. Murphy was a vice president at
                                                     American International Group. Mr. Murphy is a vice
                                                     president of two investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Dianne E. O'Donnell; 46           Vice President   Ms. O'Donnell is a senior vice president and deputy
                                  and Secretary      general counsel of Mitchell Hutchins. Ms.
                                                     O'Donnell is a vice president and secretary of 30
                                                     investment companies and vice president and
                                                     assistant secretary of one investment company for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Emil Polito; 37                   Vice President   Mr. Polito is a senior vice president and director
                                                     of operations and control for Mitchell Hutchins.
                                                     From March 1991 to September 1993 he was director
                                                     of the mutual funds sales support and service
                                                     center for Mitchell Hutchins and PaineWebber. Mr.
                                                     Polito is also a vice president of 31 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Victoria E. Schonfeld; 47         Vice President   Ms. Schonfeld is a managing director and general
                                                     counsel of Mitchell Hutchins. Prior to May 1994,
                                                     she was a partner in the law firm of Arnold &
                                                     Porter. Ms. Schonfeld is a vice president of 30
                                                     investment companies and vice president and
                                                     secretary of one investment company for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.
Paul H. Schubert; 35              Vice President   Mr. Schubert is a senior vice president and the
                                  and Treasurer      director of the mutual fund finance department of
                                                     Mitchell Hutchins. From August 1992 to August
                                                     1994, he was a vice president at BlackRock
                                                     Financial Management L.P. Mr. Schubert is a vice
                                                     president and treasurer of 31 investment companies
                                                     for which Mitchell Hutchins or PaineWebber serves
                                                     as investment adviser.
Barney A. Taglialatela; 37        Vice President   Mr. Taglialatela is a vice president and a manager
                                  and Assistant      of the mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Prior to February 1995, he was a manager
                                                     of the mutual fund finance division of Kidder
                                                     Peabody Asset Management, Inc. Mr. Taglialatela is
                                                     a vice president of 31 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.
William W. Veronda; 52            Vice President   Mr. Veronda is a senior vice president of Mitchell
                                  (PW Municipal      Hutchins. Prior to September 1995, he was a senior
                                   Series only)      vice president and general manager at Invesco
                                                     Funds Group. Mr. Veronda is vice president of one
                                                     investment company for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.
Keith A. Weller; 36               Vice President   Mr. Weller is a first vice president and associate
                                  and Assistant      general counsel of Mitchell Hutchins. Prior to May
                                    Secretary        1995, he was an attorney in private practice. Mr.
                                                     Weller is a vice president and assistant secretary
                                                     of 30 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment
                                                     adviser.
Ian W. Williams; 41               Vice President   Mr. Williams is a vice president and a manager of
                                  and Assistant      the mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Mr. Williams is a vice president of 31
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                                        (footnotes on next page)

(footnotes from previous page)

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of each
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

     Each Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $1,000 annually for each series and $150 per series for each board meeting and each separate meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each Trust presently has two series and thus pays each such trustee $2,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of each Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the Funds, neither Trust requires any employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.

     The table below includes certain information relating to the compensation of each Trust's current trustees who held office with that Trust or with other PaineWebber funds during the fiscal year ended February 28, 1998.

                             COMPENSATION TABLE'D'

                                      AGGREGATE COMPENSATION    AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
                                         FROM PAINEWEBBER       FROM PAINEWEBBER MUTUAL    THE TRUSTS AND THE FUND
     NAME OF PERSON, POSITION           MUNICIPAL SERIES*             FUND TRUST*                 COMPLEX**
-----------------------------------   ----------------------    -----------------------    -----------------------

Richard Q. Armstrong,
  Trustee..........................           $4,100                    $ 4,100                   $  94,885
Richard R. Burt,
  Trustee..........................            3,800                      3,800                      87,085
Meyer Feldberg,
  Trustee..........................            4,100                      4,100                     117,853
George W. Gowen,
  Trustee..........................            4,692                      4,692                     101,567
Frederic V. Malek,
  Trustee..........................            4,100                      4,100                      95,845
Carl W. Schafer,
  Trustee..........................            4,100                      4,100                      94,885

------------------

'D' Only disinterested trustees are compensated by the Trusts and identified above; trustees who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended February 28, 1998.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of May 31, 1998, the Trusts' records indicate that no shareholder owned more than 5% of a Fund's shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of California Tax-Free Income Fund and National Tax-Free Income Fund pursuant to a contract dated April 21, 1988 with PaineWebber Mutual Fund Trust, as supplemented by a Fee Agreement dated June
30, 1992 with respect to National Tax-Free Income Fund, and of Municipal High Income Fund and New York Tax-Free Income Fund pursuant to a contract with PaineWebber Municipal Series dated July 1, 1989 (each an 'Advisory Contract' and, collectively, the 'Advisory Contracts'). Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets in the case of California Tax-Free Income Fund and National Tax-Free Income Fund and 0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income Fund.

     Pursuant to the Advisory Contracts, during each of the periods indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:

                                                                  FISCAL YEAR ENDED FEBRUARY 28/29
                                                               --------------------------------------
                                                                  1998          1997          1996
                                                               ----------    ----------    ----------

California Tax-Free Income Fund.............................   $  776,955    $  902,327    $1,116,442
National Tax-Free Income Fund...............................   $1,634,990    $2,022,871    $2,388,482
Municipal High Income Fund..................................   $  551,107    $  555,499    $  647,537
New York Tax-Free Income Fund...............................   $  264,754    $  312,553    $  380,993
                                                                (of which     (of which
                                                                 $117,350      $123,590
                                                               was waived)   was waived)

     Prior to August 1, 1997 PaineWebber provided certain services to the Funds not otherwise provided by PFPC Inc. ('PFPC'), the Fund's transfer agent, which agreement is reviewed by each board annually, PaineWebber earned (or accrued) the amounts set forth below during each of the periods indicated:

                                                                                   FISCAL YEAR ENDED
                                                               FOR THE FIVE          FEBRUARY 28/29
                                                               MONTHS ENDED       --------------------
                                                               JULY 31, 1997       1997         1996
                                                               -------------      -------      -------

California Tax-Free Income Fund...........................        $ 5,924         $16,293      $19,943
National Tax-Free Income Fund.............................        $15,757         $43,965      $52,513
Municipal High Income Fund................................        $ 5,104         $13,436      $15,997
New York Tax-Free Income Fund.............................        $ 2,077         $ 7,682      $ 9,267
                                                                                 (of which)
                                                                                   $7,682
                                                                                 was waived

     Subsequent to July 31, 1997, PFPC (not the Funds) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

     Under the terms of the applicable Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a particular Fund are allocated between the appropriate Funds by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a Fund.

     The following table shows the approximate net assets as of May 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                    NET ASSETS
                               INVESTMENT CATEGORY                                    ($MIL)
                               -------------------                                  ----------

Domestic (excluding Money Market)................................................   $  7,322.7
Global...........................................................................      3,788.7
Equity/Balanced..................................................................      6,260.8
Fixed Income (excluding Money Market)............................................      4,850.6
Taxable Fixed Income.............................................................      3,267.9
Tax-Free Fixed Income............................................................      1,582.7
Money Market Funds...............................................................     28,628.3

     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of the Funds under separate distribution contracts with each Trust (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Fund. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber, relating to each class of shares of the Funds (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell each Fund's shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trusts in the manner prescribed under Rule 12b-1 under the 1940 Act ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the Funds' Class Y shares.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Trust shall be committed to the discretion of the board members who are not interested persons of the Trust.

     In reporting amounts expended under the Plans to the board members, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of the shares of such Class to the sales of the three classes of shares for which there are Plans. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

     Under prior plans of distribution substantially similar to the Class A Plan, each Fund paid Mitchell Hutchins a monthly distribution fee computed at the same rate and in the same manner as the service fees under the Class A Plan.

     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended February 28, 1998:

                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND*
                                                       -----------    -----------    --------------    ------------

Class A.............................................    $ 299,711      $ 593,783        $136,456         $ 56,124
Class B.............................................      185,535        364,267         183,553           85,494
Class C.............................................      127,095        396,151         141,828           98,452

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal year ended February 28, 1998:

                                    CLASS A

                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                       -----------    -----------    --------------    ------------
Marketing and advertising...........................    $ 123,927     $  190,360        $ 70,894         $ 52,043
Amortization of commissions.........................          N/A            N/A             N/A              N/A
Printing of prospectuses and statements of
  additional information............................        1,847          3,761             400              361
Branch network costs allocated and interest
  expense...........................................      562,515      1,186,550         219,232          107,351
Service fees paid to PaineWebber investment
  executives........................................      113,889        225,638          51,853           21,330

                                    CLASS B

                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $19,161       $  29,190        $ 23,888         $19,840
Amortization of commissions..........................      52,693         102,588          52,001          24,132
Printing of prospectuses and statements of additional
  information........................................         286             538             136             119
Branch network costs allocated and interest
  expense............................................      93,032         192,916          80,505          43,617
Service fees paid to PaineWebber investment
  executives.........................................      17,625          34,606          17,437           8,151

                                    CLASS C

                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $17,519       $  42,336        $ 24,538         $30,439
Amortization of commissions..........................      32,198         100,357          35,931          25,066
Printing of prospectuses and statements of additional
  information........................................         261             815             142             198
Branch network costs allocated and interest
  expense............................................      80,100         265,571          76,574          63,223
Service fees paid to PaineWebber investment
  executives.........................................      16,098          50,179          17,965          11,704

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.

     In approving the Funds' overall Flexible Pricing'sm' system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders; (2) facilitate distribution of the Funds' shares; and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Funds than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (4) the services provided to each Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service-and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.

     Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                        CALIFORNIA TAX-FREE INCOME FUND

                                                                                FISCAL YEARS ENDED FEBRUARY 28/29
                                                                                ---------------------------------
                                                                                 1998        1997        1996
                                                                                -------     -------     -------

Earned......................................................................    $79,848     $56,842     $57,198
Retained....................................................................      6,304       4,798       1,224

                         NATIONAL TAX-FREE INCOME FUND

                                                                              FISCAL YEARS ENDED FEBRUARY 28/29
                                                                              ---------------------------------
                                                                               1998         1997        1996
                                                                              -------     --------     -------

Earned....................................................................    $79,748     $148,485     $66,206
Retained..................................................................      6,357        1,253       1,026

                           MUNICIPAL HIGH INCOME FUND

                                                                              FISCAL YEARS ENDED FEBRUARY 28/29
                                                                              ---------------------------------
                                                                                1998        1997        1996
                                                                              --------     -------     -------

Earned....................................................................    $121,988     $23,894     $52,683
Retained..................................................................       7,764       1,867         964

                         NEW YORK TAX-FREE INCOME FUND

                                                                                FISCAL YEARS ENDED FEBRUARY 28/29
                                                                                ---------------------------------
                                                                                 1998        1997        1996
                                                                                -------     -------     -------

Earned......................................................................    $47,579     $11,290     $14,417
Retained....................................................................      3,962         838       1,034

     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 28, 1998:

                                         CALIFORNIA         NATIONAL           MUNICIPAL           NEW YORK
                                          TAX-FREE          TAX-FREE              HIGH             TAX-FREE
                                         INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
                                         -----------       -----------       --------------       -----------

Class A............................           None               None               None               None
Class B............................        $64,883          $ 121,302           $ 87,604            $25,199
Class C............................          1,006              2,014              1,442              1,278

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Each Fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Since inception, the Funds have not paid any brokerage commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by dealers or brokers with or through which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Funds. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

     Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund involved and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     No Fund will purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to a Fund.

     PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

     During the periods indicated, the portfolio turnover rates for each Fund were as set forth below:

                                                               PORTFOLIO TURNOVER RATES FOR THE
                                                                   YEARS ENDED FEBRUARY 28
                                                             ------------------------------------
                                                                   1998                1997
                                                             ----------------    ----------------

California Tax-Free Income Fund...........................          107%                73%
National Tax-Free Income Fund.............................           79%                81%
Municipal High Income Fund................................           22%                64%
New York Tax-Free Income Fund.............................           34%                40%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the tables of sales charges in the Prospectus. The sales charge payable on the purchase of shares of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except that no notice need be given if under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both high and low price levels.

     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual or annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five business days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends but redemption proceeds, with the tax consequences described under 'Dividends & Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC ('Transfer Agent').

     Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of a Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described under 'Dividends & Taxes' in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA'r')

     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA Accountholders') through the RMA Resource Accumulation Plan ('Accumulation Plan'). The Accumulation Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Accumulation Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Accumulation Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Accumulation Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Accumulation Plan. Information about mutual fund positions and outstanding instructions under the Accumulation Plan are noted on the RMA accountholder's account statement. Instructions under the Accumulation Plan may be changed at anytime, but may take up to two weeks to become effective.

     The terms of the Accumulation Plan or an RMA accountholder's participation in the Accumulation Plan may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Accumulation Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both high and low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Accumulation Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

      monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

      comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

      automatic 'sweep' of uninvested cash into the RMA accountholder's choice of the six RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

      check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

      Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

      24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

      expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

      automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also converts to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code ('Code') and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

     Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on the Nasdaq at 4:00 p.m., Eastern time; other OTC securities normally are valued at the last bid price available prior to valuation.

     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the applicable board determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith by or under the direction of each board.

                            PERFORMANCE INFORMATION

     The Funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each Fund's Performance Advertisements are calculated according to the following formula:


P(1 + T)n = ERV

where:     P   =    a hypothetical initial payment of $1,000 to purchase shares of a specified Class

           T   =    average annual total return of shares of that Class

           n   =    number of years

           ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for each class of the Funds' shares outstanding for the periods indicated. No Class Y shares were outstanding for the periods indicated for New York Tax-Free Income Fund. All returns for periods of more than one year are expressed as an average annual return.

                                    CALIFORNIA TAX-FREE                              NATIONAL TAX-FREE
                                        INCOME FUND                                     INCOME FUND
                        -------------------------------------------     -------------------------------------------
                        CLASS A     CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                        -------     -------     -------     -------     -------     -------     -------     -------

One year ended
 February 28, 1998:
 Standardized
   Return*..........      4.93%       3.33%       7.96%        N/A        5.11%       3.62%       8.17%       9.87%
 Non-Standardized
   Return...........      9.26        8.33        8.71         N/A        9.48        8.62        8.92        9.87
Five years ended
 February 28, 1998:
 Standardized
   Return*..........      4.31        4.03        4.63         N/A        4.56        4.30        4.88         N/A
 Non-Standardized
   Return...........      5.17        4.35        4.63         N/A        5.41        4.64        4.88         N/A
Ten years or since
 inception** to
 February 28, 1998:
 Standardized
   Return*..........      6.50        6.06        5.47       (0.34)       6.77        6.34        5.67        6.81
 Non-Standardized
   Return...........      6.94        6.06        5.47       (0.34)       7.21        6.34        5.67        6.81



                                  MUNICIPAL HIGH                          NEW YORK TAX-FREE
                                   INCOME FUND                               INCOME FUND
                    ------------------------------------------     -------------------------------
                    CLASS A    CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C
                    -------    -------     -------     -------     -------     -------     -------
One year ended
 February 28, 1998:
 Standardized
   Return*..........  6.65 %     5.23%       9.76%        N/A        5.02%       3.65%       8.07%
 Non-Standardized
   Return........... 11.06      10.23       10.51         N/A        9.36        8.65        8.82
Five years ended
 February 28, 1998:
 Standardized
   Return*..........  5.35       5.10        5.69         N/A        4.81        4.58        5.16
 Non-Standardized
   Return...........  6.22       5.42        5.69         N/A        5.68        4.91        5.16
Ten years or since
 inception** to
 February 28, 1998:
 Standardized
   Return*..........  7.96       7.25        6.39       (0.09)       7.27        6.90        6.03
 Non-Standardized
   Return...........  8.37       7.25        6.39       (0.09)       7.73        6.90        6.03

------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** The inception dates for the classes of shares are as follows:

                                        CLASS A       CLASS B       CLASS C        CLASS Y
                                       ---------  ---------------  ---------  ------------------

California Tax-Free Income Fund.......  9/16/85       7/1/91        7/2/92          2/5/98
National Tax-Free Income Fund.........  12/3/84       7/1/91        7/2/92         11/3/95
Municipal High Income Fund............  6/23/87       7/1/91        7/2/92          2/5/98
New York Tax-Free Income Fund.........  9/23/88       7/1/91        7/2/92           N/A

     YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B, Class C shares and Class Y shares) at the end of the Period. Yield quotations are calculated according to the following formula:


YIELD = 2 [(a-b)'pp'6-1]
            ---
            cd


Where: a       =      interest earned during the Period attributable to a Class of shares
       b       =      expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
       c       =      the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends
       d       =      the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by a Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula), a Fund's current maximum 4% initial sales charge on Class A shares is included. The Funds had the following yields for the 30-day period ended February 28, 1998:

                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                   -------    -------    -------    -------

California Tax-Free Income Fund.................................     4.20%      3.62%      3.87%      N/A
National Tax-Free Income Fund...................................     4.32       3.68       3.97      4.77%
Municipal High Income Fund......................................     4.64       4.05       4.34       N/A
New York Tax-Free Income Fund...................................     4.33       3.75       4.01       N/A

     Tax-exempt yield is calculated according to the same formula except that variable 'a' equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:



TAX EQUIVALENT YIELD =  (   E    )+ t
                         -------
                          l - p


    E    =    tax-exempt yield of a Class of shares
    p    =    stated income tax rate
    t    =    taxable yield of a Class of shares

     The tax-equivalent yield of California Tax-Free Income Fund assumes a 45.22% combined effective California and federal tax rate. The tax-equivalent yield of New York Tax-Free Income Fund assumes a 46.43% effective New York State, New York City and federal tax rate. The tax-equivalent yield of each of National Tax-Free Income Fund and Municipal High Income Fund assumes a 39.6% effective federal tax rate.

     The Funds had the following tax-equivalent yields for the 30-day period ended February 28, 1998:

                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                     -------    -------    -------    -------

California Tax-Free Income Fund...................................     7.67%      6.61%      7.06%      N/A
National Tax-Free Income Fund.....................................     7.15       6.09       6.57      7.90%
Municipal High Income Fund........................................     7.68       6.71       7.19       N/A
New York Tax-Free Income Fund.....................................     8.08       7.00       7.49       N/A

     OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service

('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indexes, including (but not limited to) the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.

     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     Each Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     FEDERAL TAXES. To continue to qualify for treatment as a regulated investment company ('RIC') under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code and its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits (including distributions attributable to tax-exempt interest income) would be taxable to its shareholders, as dividends (that is, ordinary income).

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, 'substantial user' is defined to include a 'non-exempt person' who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described in the Prospectus; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an 'exempt-interest dividend' (as described in the Prospectus). The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as exempt-interest may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Each Fund invests almost exclusively in debt securities and Derivative Instruments and receives no dividend income; accordingly, no (or only a negligible) portion of the dividends or other distributions paid by any Fund will be eligible for the dividends-received deduction allowed to corporations.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     If a Fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     CALIFORNIA TAXES. Individual shareholders of California Tax-Free Income Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on obligations of U.S. possessions or territories) ('exempt-interest dividends'), provided that the Fund qualifies as a RIC under the Code and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation under the laws or Constitution of California or the laws of the United States. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions by California Tax-Free Income Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. Moreover, under California legislation incorporating certain provisions of the Code applicable to RICs, amounts treated as capital gain distributions for federal income tax purposes generally will be treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the California alternative minimum tax.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of California Tax-Free Income Fund will not be deductible for California personal income tax purposes.

     Shares of California Tax-Free Income Fund will not be subject to the California property tax.

     NEW YORK TAXES. Individual shareholders of New York Tax-Free Income Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York state or any political subdivisions thereof (including the City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC under the Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income. Distributions to individual shareholders by the Fund which represents long-term capital gains for federal income tax purposes will be treated as long-term capital gains for New York State and City personal income tax purposes. (Certain undistributed capital gains of the Fund that are treated as (taxable) long-term capital gains in the hands of shareholders will be treated as long-term capital gains for New York State and City personal income taxes.)

     Shareholders of New York Tax-Free Income Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.

     Shareholders of New York Tax-Free Income Fund will be subject to the unincorporated business taxation imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by the Fund will be subject to such tax except in general to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).

     Shares of New York Tax-Free Income Fund will not be subject to property taxes imposed by New York State or the City.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the New York Tax-Free Income Fund (and certain other expenses relating thereto) generally will not be deductible for New York State and City personal income tax purposes.

     Interest income of New York Tax-Free Income Fund which is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

     The Fund is subject to the corporation franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. 'Entire net income' of the Fund is federal 'investment company taxable income' with certain modifications. In addition, the Fund is permitted to deduct dividends paid to its shareholders in determining its federal taxable income.

     The foregoing is a general summary of certain provisions of federal, California and New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of the Funds. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

     TAX-FREE INCOME VS. TAXABLE INCOME-NATIONAL TAX-FREE INCOME FUND AND MUNICIPAL HIGH INCOME FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 1997, or a single individual with taxable income of $55,000 in 1997, whose investments earned a 6% tax-free yield, would have had to earn approximately an 8.33% taxable yield to receive the same benefit.

               TABLE I. 1997 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


                                                                       A TAX-FREE YIELD OF
       TAXABLE INCOME (000'S)                             ---------------------------------------------
-------------------------------------                     4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL TAX     -----     -----     -----     -----     -----
     RETURN               RETURN            BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$      0 -  24.7     $      0 -  41.2        15.00%       4.71%     5.88%     7.06%      8.24%     9.41%
    24.7 -  59.8         41.2 -  99.6        28.00        5.56      6.94      8.33       9.72     11.11
    59.8 - 124.7         99.6 - 151.8        31.00        5.80      7.25      8.70      10.14     11.59
   124.7 - 271.1        151.8 - 271.1        36.00        6.25      7.81      9.38      10.94     12.50
     Over $271.1          Over $271.1        39.60        6.62      8.28      9.93      11.59     13.25

------------

* See note following Table III.

     TAX-FREE INCOME VS. TAXABLE INCOME-CALIFORNIA TAX-FREE INCOME FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual and 1997 California personal income tax rates. For example, a California couple with taxable income of $90,000 in 1997, or a single California individual with taxable income of $55,000 in 1997, whose investments earned a 6% tax-free yield, would have had to earn approximately a 9.19% taxable yield to receive the same benefit.

       TABLE II. 1997 FEDERAL AND CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


                                           EFFECTIVE                   A TAX-FREE YIELD OF
       TAXABLE INCOME (000'S)             CALIFORNIA      ---------------------------------------------
-------------------------------------         AND         4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL TAX     -----     -----     -----     -----     -----
     RETURN               RETURN            BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$   18.4 -  24.7     $   36.7 -  41.2        20.10%       5.01%     6.26%      7.51%     8.76%    10.01%
    24.7 -  25.5         41.2 -  51.0        32.32        5.91      7.39       8.87     10.34     11.82
    25.5 -  32.2         51.0 -  64.4        33.76        6.04      7.55       9.06     10.57     12.08
    32.2 -  59.8         64.4 -  99.6        34.70        6.13      7.66       9.19     10.72     12.25
    59.8 - 124.7         99.6 - 151.8        37.42        6.39      7.99       9.59     11.19     12.78
   124.7 - 271.1        151.8 - 271.1        41.95        6.89      8.61      10.34     12.06     13.78
     Over $271.1          Over $271.1        45.22        7.30      9.13      10.95     12.78     14.60

------------

*  See note following Table III.

     TAX-FREE INCOME VS. TAXABLE INCOME-NEW YORK TAX-FREE INCOME FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual, and New York State and New York City personal, income tax rates. For example, a New York City couple with taxable income of $90,000 in 1997, whose investments earned a 4% tax-free yield, would have had to earn approximately a 6.26% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1997 would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.

     Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 1997, who lives in New York City and whose investments earn a 4% tax-free yield, would have had to earn approximately a 6.26% taxable yield to receive the same benefit. A single individual with taxable income of $55,000 in 1997, who lives in New York State outside of New York City, would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.

       TABLE III. 1997 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*


                                               COMBINED                 A TAX-FREE YIELD OF
          TAXABLE INCOME (000'S)               FEDERAL/    ---------------------------------------------
------------------------------------------     NYS/NYC     4.00%     5.00%     6.00%     7.00%     8.00%
       SINGLE                  JOINT             TAX       -----     -----     -----     -----     -----
       RETURN                  RETURN          BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
---------------------     ----------------     -------     ---------------------------------------------

$           0 -  24.7     $      0 -  41.2      24.55%     5.30%     6.63%      7.95%     9.28%    10.60%
         24.7 -  50.0         41.2 -  90.0      36.10      6.26      7.82       9.39     10.95     12.52
         50.0 -  59.8         90.0 -  99.6      36.14      6.26      7.83       9.40     10.96     12.53
         59.8 - 124.7         99.6 - 151.8      38.80      6.54      8.17       9.80     11.44     13.07
        124.7 - 271.1        151.8 - 271.1      43.24      7.05      8.81      10.57     12.33     14.09
          Over $271.1          Over $271.1      46.43      7.47      9.33      11.20     13.07     14.93


                                                                       A TAX-FREE YIELD OF
       TAXABLE INCOME (000'S)                             ---------------------------------------------
-------------------------------------      COMBINED       4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL/NYS     -----     -----     -----     -----     -----
     RETURN               RETURN          TAX BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$      0 -  24.7     $      0 -  41.2        20.82%       5.05%     6.31%      7.58%     8.84%    10.10%
    24.7 -  59.8         41.2 -  99.6        32.93        5.96      7.46       8.95     10.44     11.93
    59.8 - 124.7         99.6 - 151.8        35.73        6.22      7.78       9.34     10.89     12.45
   124.7 - 271.1        151.8 - 271.1        40.38        6.71      8.39      10.06     11.74     13.42
     Over $271.1          Over $271.1        43.74        7.11      8.89      10.66     12.44     14.22

------------

* Certain simplifying assumptions have been made. The amount of 'Taxable Income' is the net amount subject to federal income tax after deductions and exemptions, assuming that all income is ordinary income. Any particular taxpayer's effective tax rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the AMT, limitations on federal or state itemized deductions, the phase out of personal exemptions, the taxability of social security or railroad retirement benefits or any state or local taxes payable on Fund distributions (other than California, New York State and New York City personal income taxes in the case of Tables II and III).

The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and, in the case of California Tax-Free Income Fund, from California personal income tax and, in the case of New York Tax-Free Income Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date.

                               OTHER INFORMATION

     Prior to November 10, 1995, the Funds' Class C shares were known as 'Class D' shares.

     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, each Trust's Declaration of Trust disclaims shareholder liability for the obligations of the Trust or a Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust's trustees or by any officers or officer by or on behalf of a Fund, the trustees or any of them in connection with the Fund. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of a Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800 serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Tax-Free Income Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103, serves as counsel to New York Tax-Free Income Fund with respect to New York law.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS

     The Funds' Annual Report to Shareholders for the fiscal year ended February 28, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

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

                      [This page intentionally left blank]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

Investment Policies and Restrictions.......................................................................     1
Hedging and Other Strategies Using Derivative Instruments..................................................    26
Trustees and Officers; Principal Holders of Securities.....................................................    32
Investment Advisory and Distribution Arrangements..........................................................    39
Portfolio Transactions.....................................................................................    44
Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services...................    46
Conversion of Class B Shares...............................................................................    49
Valuation of Shares........................................................................................    49
Performance Information....................................................................................    50
Taxes......................................................................................................    53
Other Information..........................................................................................    58
Financial Statements.......................................................................................    59


'c'1998 PaineWebber Incorporated


       PaineWebber California
         Tax-Free Income Fund

         PaineWebber National
         Tax-Free Income Fund

        PaineWebber Municipal
             High Income Fund

         PaineWebber New York
         Tax-Free Income Fund



-----------------------------------

Statement of Additional Information
                       July 1, 1998







-----------------------------------

                                                                     PAINEWEBBER





                           STATEMENT OF DIFFERENCES


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